UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2022

TEMPEST THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 275

South San Francisco, CA 94080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 798-8589

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TPST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 19, 2022, Pierre Lorenzo notified the board of directors (the “Board”) of Tempest Therapeutics, Inc. (the “Company”) of his decision to resign as the Company’s Corporate Controller, Treasurer, Principal Accounting Officer and Secretary, effective September 30, 2022. Mr. Lorenzo’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On September 21, 2022, the Board approved the promotion and appointment of Justin Trojanowski, as the Company’s Corporate Controller, Treasurer and Principal Accounting Officer, effective September 30, 2022. The Board also appointed Nicholas Maestas, the Company’s Vice President, Strategy and Finance, as the Company’s Secretary, effective September 30, 2022.

Justin Trojanowski, age 34, has served as the Company’s Director, Finance and Assistant Controller since June 2022. Prior to joining the Company, Mr. Trojanowski served as Associate Director, Accounting at Nektar Therapeutics, a biopharmaceutical company, from June 2019 to June 2022. Prior to Nektar, Mr. Trojanowski served as Senior Manager, Accounting at Immune Design, a late-stage oncology company that was acquired by Merck in 2019, from June 2018 to May 2019. Prior to Immune Design, Mr. Trojanowski worked at Ernst & Young, Global Limited, a multinational audit and professional services company, from September 2012 to May 2018, most recently as an Assurance Manager. Mr. Trojanowski received his B.S. in Accountancy from Providence College and an M.B.A. in Accountancy from Providence College, and is a Certified Public Accountant.

Mr. Trojanowski has no family relationships with any director or executive officer of the Company. There are no arrangements or understandings between Mr. Trojanowski and any other persons pursuant to which he was selected as an officer of the Company, and there are no transactions in which Mr. Trojanowski has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: September 23, 2022	By:	/s/ Stephen Brady
	Name:	Stephen Brady
	Title:	Chief Executive Officer